Exhibit 10.33

JAMMIN JAVA CORP.

NOTICE OF RESTRICTED STOCK GRANT

Company: Jammin Java Corp.

Grantee Name: _______________________________________________

Address: _______________________________________________

You have been granted Restricted Stock subject to the terms and conditions of the attached Restricted Stock Grant Agreement, as follows:

Date of Grant: June 27, 2014

Vesting Commencement Date: June 28, 2014

Price Per Share: $0.30

Total Number of Shares Granted: 100,000

Total Value of Shares Granted: $30,000

Total Purchase Price: $0

Agreement Date: July 7, 2014, effective June 27, 2014

Vesting Schedule: The Shares are subject to forfeiture and vest to the Grantee at the rate of 1/4th of such Shares (25,000 Shares) per quarter, on each of September 27, 2014, December 27, 2014, March 27, 2015 and June 27, 2015 (the “Vesting Dates” and “Vesting Terms”) provided that in the event the Grantee resigns, is removed, or dies prior to the vesting in full of the Shares, any Shares not fully vested to the Grantee shall be forfeited and revert back to the Company.

JAMMIN JAVA CORP.

RESTRICTED STOCK GRANT AGREEMENT

This RESTRICTED STOCK GRANT AGREEMENT (“Agreement”), dated as of the Agreement Date specified on the Notice of Restricted Stock Grant is made by and between JAMMIN JAVA CORP., a Nevada corporation (the “Company”), and the grantee named in the Notice of Restricted Stock Grant (the “Grantee,” which term as used herein shall be deemed to include any successor to Grantee by will or by the laws of descent and distribution, unless the context shall otherwise require).

BACKGROUND

The Board of Directors (the “Board”)(or an authorized Committee thereof), approved the issuance to Grantee, effective as of the date set forth above, of an award of the number of shares of Restricted Stock as is set forth in the attached Notice of Restricted Stock Grant (which is expressly incorporated herein and made a part hereof, the “Notice of Restricted Stock Grant”) at the purchase price per share of Restricted Stock (the “Purchase Price”), if any, set forth in the attached Notice of Restricted Stock Grant, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties agree as follows:

1.           Grant and Purchase of Restricted Stock.  The Company hereby grants to Grantee, and Grantee hereby accepts the Restricted Stock set forth in the Notice of Restricted Stock Grant, subject to the payment by Grantee of the total purchase price, if any, set forth in the Notice of Restricted Stock Grant.

2.           Stockholder Rights.

(a)         Voting Rights.  Until such time as all or any part of the Restricted Stock is forfeited to the Company under this Agreement, if ever, Grantee (or any successor in interest) has the rights of a stockholder, including voting rights, with respect to the Restricted Stock, however, such Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until vested pursuant to the Vesting Schedule.

(b)         Dividends and Other Distributions.  During the period of restriction, Grantee is entitled to all regular cash dividends or other distributions paid with respect to all shares while they are so held.  If any such dividends or distributions are paid in shares, such shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

3.           Vesting of Restricted Stock.

(a)         The Restricted Stock is restricted and subject to forfeiture until vested.  The Restricted Stock which has vested and is no longer subject to forfeiture is referred to as “Vested Shares.”  All Restricted Stock which has not become Vested Shares is referred to as “Nonvested Shares.”

(b)         Restricted Stock will vest and become nonforfeitable in accordance with the vesting schedule contained in the Notice of Restricted Stock Grant.

(c)         Any Nonvested Shares of Grantee will automatically be forfeited if Grantee’s service with the Company ceases owing to, among other things, the Grantee’s (a) death, (b) disability, or (c) retirement, unless the Board (or an authorized committee thereof) provides otherwise.

(d)         In the event of a change of control, the Board (or an authorized committee thereof), in its discretion, may accelerate the time at which all or any portion of Grantee’s Restricted Stock will vest.

(e)         Nonvested Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of, directly or indirectly, whether by operation of law or otherwise.

4.           Forfeiture of Nonvested Shares.  Except as provided herein, if Grantee's service with the Company ceases for any reason any Nonvested Shares will be automatically forfeited to the Company; provided, however, that the Board (or an authorized committee thereof) may cause any Nonvested Shares immediately to vest and become nonforfeitable in their discretion.

(a)         Legend.  Each certificate representing Restricted Stock granted pursuant to the Notice of Restricted Stock Grant may bear a legend substantially as follows:

“THESE SECURITIES ARE SUBJECT TO FORFEITURE PURSUANT TO THE TERMS OF A RESTRICTED STOCK GRANT AGREEMENT DATED JULY 7, 2014, BY AND AMONG THE HOLDER AND THE ISSUER, WHICH RESTRICTS THE RIGHT TO TRANSFER, SELL OR OTHERWISE DISPOSE OF THESE SECURITIES WHETHER VOLUNTARY, INVOLUNTARY OR BY OPERATION OF LAW AND PROVIDES THAT SUCH SHARES ARE SUBJECT TO FORFEITURE AS SET FORTH THEREIN.  A COPY OF SUCH RESTRICTED STOCK GRANT AGREEMENT IS AVAILABLE FOR REVIEW BY THE RECORD HOLDER OF THESE SECURITIES AT THE PRINCIPAL OFFICES OF THE ISSUER.”

(b)         Escrow of Nonvested Shares.  The Company has the right to retain the certificates representing Nonvested Shares in the Company’s possession until such time as all restrictions applicable to such shares have been satisfied.

(c)         Removal of Restrictions.  The Grantee is entitled to have the legend removed from certificates representing Vested Shares.

5.           Recapitalizations, Exchanges, Mergers, Etc.  The provisions of this Agreement apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or successors of the Company which may be issued in respect of, in exchange for, or in substitution for the Restricted Stock by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise which does not terminate this Agreement.  Except as otherwise provided herein, this Agreement is not intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

6.           Grantee Representations.

Grantee represents to the Company the following:

(a)         Restrictions on Transfer.  Grantee acknowledges that the Restricted Stock to be issued to Grantee must be held indefinitely unless subsequently registered and qualified under the Securities Act of 1933, as amended (the “Securities Act”) or unless an exemption from registration and qualification is otherwise available.  In addition, Grantee understands that the certificate representing the Restricted Stock will be imprinted with a legend which prohibits the transfer of such Restricted Stock unless they are sold in a transaction in compliance with the Securities Act or are registered and qualified or such registration and qualification are not required in the opinion of counsel acceptable to the Company.

(b)         Relationship to the Company; Experience.  Grantee either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or, by reason of Grantee’s business or financial experience or the business or financial experience of Grantee’s personal representative(s), if any, who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent, directly or indirectly, has the capacity to protect Grantee’s own interests in connection with Grantee’s acquisition of the Restricted Stock to be issued to Grantee hereunder.  Grantee and/or Grantee’s personal representative(s) have such knowledge and experience in financial, tax and business matters to enable Grantee and/or them to utilize the information made available to Grantee and/or them in connection with the acquisition of the Restricted Stock to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(c)         Grantee’s Liquidity.  In reaching the decision to invest in the Restricted Stock, Grantee has carefully evaluated Grantee’s financial resources and investment position and the risks associated with this investment, and Grantee acknowledges that

Grantee is able to bear the economic risks of the investment.  Grantee (i) has adequate means of providing for Grantee’s current needs and possible personal contingencies, (ii) has no need for liquidity in Grantee’s investment, (iii) is able to bear the substantial economic risks of an investment in the Restricted Stock for an indefinite period and (iv) at the present time, can afford a complete loss of such investment.  Grantee’s commitment to investments which are not readily marketable is not disproportionate to Grantee’s net worth and Grantee’s investment in the Restricted Stock will not cause Grantee’s overall commitment to become excessive.

(d)         Access to Data.  Grantee acknowledges that during the course of this transaction and before deciding to acquire the Restricted Stock, Grantee has been provided with financial and other written information about the Company.  Grantee has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Restricted Stock, and Grantee’s investment that Grantee felt necessary; and to the extent Grantee availed himself of that opportunity, Grantee has received satisfactory information and answers concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(e)         Risks.  Grantee acknowledges and understands that (i) an investment in the Company constitutes a high risk, (ii) the Restricted Stock is highly speculative, and (iii) there can be no assurance as to what investment return, if any, there may be.  Grantee is aware that the Company may issue additional securities in the future which could result in the dilution of Grantee’s ownership interest in the Company.

(f)         Valid Agreement.  This Agreement when executed and delivered by Grantee will constitute a valid and legally binding obligation of Grantee which is enforceable in accordance with its terms.

(g)         Residence.  The address set forth on the Notice of Restricted Stock Grant is Grantee’s current address and accurately sets forth Grantee’s place of residence.

(h)         Accredited Investor Status.  The Grantee is an “accredited investor” and has confirmed such “accredited investor” status by completing and executing the Certificate of Accredited Investor Status attached hereto as Exhibit A.

(i)         Tax Consequences.  Grantee has reviewed with Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Grantee understands that Grantee (and not the Company) is responsible for Grantee’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.  Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Restricted Stock and the fair market value of the Restricted Stock as of the date any restrictions on the Restricted Stock lapse.  Grantee understands that Grantee may elect to be taxed at the time the Restricted Stock is purchased rather than when and as the restrictions lapse by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase.  The form for making this election is attached as Exhibit B hereto.

GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY ANY ELECTION UNDER SECTION 83(b), EVEN IF GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON GRANTEE’S BEHALF.

7.           No Employment Contract Created.  The issuance of the Restricted Stock is not to be construed as granting to Grantee any right with respect to continuance of employment or any service with the Company or any of its subsidiaries.  The right of the Company or any of its subsidiaries to terminate at will Grantee's employment or terminate Grantee’s service at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment or other agreement to which the Company and Grantee may be a party.

8.           Tax Withholding.  The Company has the power and the right to deduct or withhold, or require Grantee to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Grantee’s FICA obligation, if any) required by law to be withheld with respect to the grant and vesting of the Restricted Stock.

9.           Interpretation.  The Board (or an authorized committee thereof) will interpret and construe this Agreement and any action, decision, interpretation or determination made in good faith by the Board (or an authorized committee thereof) will be final and binding on the Company and Grantee.

10.           Notices.  All notices or other communications which are required or permitted hereunder will be in writing and sufficient if (i) personally delivered or sent by telecopy, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(a)         if to the Grantee, to the address (or telecopy number) set forth on the Notice of Grant; and

(b)         if to the Company, to its principal executive office as specified in any report filed by the Company with the Securities and Exchange Commission or to such address as the Company may have specified to the Grantee in writing, Attention: Corporate Secretary;

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.  Any such communication will be deemed to have been given (i) when delivered, if personally delivered, or when telecopied, if telecopied, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the fifth Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.  As used herein, “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

11.           Specific Performance.  Grantee expressly agrees that the Company will be irreparably damaged if the provisions of this Agreement are not specifically enforced.  Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by Grantee, the Company will, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or decree for specific performance, in accordance with the provisions hereof and thereof.  The Board (or an authorized committee thereof) has the power to determine what constitutes a breach or threatened breach of this Agreement.  Any such determinations will be final and conclusive and binding upon Grantee.

12.           No Waiver.  No waiver of any breach or condition of this Agreement will be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

13.           Grantee Undertaking.  Grantee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on Grantee pursuant to the express provisions of this Agreement.

14.           Modification of Rights.  The rights of Grantee are subject to modification and termination in certain events as provided in this Agreement.

15.           Governing Law.  This Agreement is governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to its conflict or choice of law principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

16.           Counterparts; Facsimile Execution.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.  Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

17.           Entire Agreement.  This Agreement (including the Notice of Restricted Stock Grant), constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

18.           Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

19.           WAIVER OF JURY TRIAL.  THE GRANTEE HEREBY EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Share Grant Agreement as of the date first written above.

JAMMIN JAVA CORP.

By:________________________________________
Name:___________________________________
Title:____________________________________

GRANTEE:

__________________________________________
Name: _______________

SPOUSE'S CONSENT TO AGREEMENT
(Required where Grantee resides in a community property state)

I acknowledge that I have read the Agreement and that I know and understand the contents of such Agreement.  I am aware that my spouse has agreed therein to the imposition of certain forfeiture provisions and restrictions on transferability with respect to the Restricted Stock that are the subject of the Agreement, including with respect to my community interest therein, if any, on the occurrence of certain events described in the Agreement.  I hereby consent to and approve of the provisions of the Agreement, and agree that I will abide by the Agreement and bequeath any interest in the Restricted Stock which represents a community interest of mine to my spouse or to a trust subject to my spouse's control or for my spouse's benefit or the benefit of our children if I predecease my spouse.

Dated:  ____________________________________

____________________________________
Signature

____________________________________
Print Name

Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

__________	(A) an individual who has a net worth (either individually or jointly with spouse) in excess of $1,000,000 (excluding the individual’s principal residence); or

__________
(B) an individual who had an individual income (NOT including joint income with spouse) in excess of $200,000 in each of the two most recent tax years and reasonably expects individual income in excess of $200,000 during the current tax year; or

__________
(C) an individual who had an income (including joint income with spouse) in excess of $300,000 in each of the two most recent tax years and reasonably expects individual income in excess of $300,000 during the current tax year.

“Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of July__, 2014.

Signature

Printed Name_________________________

Exhibit B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1.           The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

TAXPAYER:
SPOUSE:
NAME:
ADDRESS:
IDENTIFICATION NO.:
TAXABLE YEAR:

2.           The property with respect to which the election is made is described as follows: ____ shares (the “Shares”) of the Common Stock of Jammin Java Corp. (the “Company”).

3.           The date on which the property was transferred is:___________________ ,______.

4.           The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company.  These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.           The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:  $_________________.

6.           The amount (if any) paid for such property is:  $_________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ______________________, _____

Taxpayer ______________________

Printed Name _____________________

The undersigned spouse of taxpayer joins in this election.

Dated: ______________________, _____

Spouse of Taxpayer ________________

Printed Name _____________________